UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 18, 2005, Robert G. Savage notified NovaDel Pharma Inc. (the “Company”) that he would not be standing for re-election to the Company’s Board of Directors (the “Board”) at the Company’s 2006 Annual Meeting. Mr. Savage will continue to serve as non-Executive Chairman of the Board and as a member of the Board until the Company’s Annual Meeting of Stockholders scheduled to be held on January 17, 2006. Mr. Savage has served on the Board since 2004.

Item 7.01. Regulation FD Disclosure.

On November 22, 2005, the Company issued a press release to announce that Robert G. Savage will not be standing for re-election to the Board at its 2006 Annual Meeting, as described in Item 5.02 above. On November 22, 2005, the Company issued a press release to announce that the Board had set a new record date for the determination of stockholders entitled to vote at the 2006 Annual Meeting. Such press releases are being furnished pursuant to this Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

On November 22, 2005, the Company issued a press release announcing that the Board had set a new record date for determination of stockholders entitled to vote at the 2006 Annual Meeting. The new record date is December 21, 2005. The annual meeting will convene on January 17, 2006 at 10:00 a.m. Eastern Standard Time at the Company’s headquarters.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

99.1	Press release dated November 22, 2005, titled "NovaDel Pharma Inc. Announces Robert G. Savage Not Standing for Re-Election to NovaDel's Board of Directors at 2006 Annual Meeting."

99.2	Press release dated November 22, 2005, titled "NovaDel Pharma Inc. Announces New Record Date for Annual Stockholders' Meeting."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: Vice President and General Counsel

Date:  November 23, 2005

EXHIBIT INDEX

Exhibit     Description

99.1	Press release dated November 22, 2005, titled "NovaDel Pharma Inc. Announces Robert G. Savage Not Standing for Re-Election to NovaDel's Board of Directors at 2006 Annual Meeting."
99.2	Press release dated November 22, 2005, titled "NovaDel Pharma Inc. Announces New Record Date for Annual Stockholders' Meeting."

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